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                                                                    Exhibit 10.2


                                                                  EXECUTION COPY

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                         RECEIVABLES PURCHASE AGREEMENT

                                     between

                         HYUNDAI MOTOR FINANCE COMPANY,

                                   as Seller,

                                       and

                        HYUNDAI ABS FUNDING CORPORATION,

                                  as Depositor

                          Dated as of November 7, 2003

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                    ARTICLE I

                               Certain Definitions

                                   ARTICLE II

                            Conveyance of Receivables

Section 2.01.   Conveyance of Receivables......................................2
Section 2.02.   The Closing....................................................4

                                   ARTICLE III

                         Representations and Warranties

Section 3.01.   Representations and Warranties of Depositor....................4
Section 3.02.   Representations and Warranties of Seller.......................5

                                   ARTICLE IV

                                   Conditions

Section 4.01.   Conditions to Obligation of the Depositor.....................14
Section 4.02.   Conditions to Obligation of the Seller........................15

                                    ARTICLE V

                             Covenants of the Seller

Section 5.01.   Protection of Right, Title and Interest.......................15
Section 5.02.   Other Liens or Interests......................................16
Section 5.03.   Costs and Expenses............................................16
Section 5.04.   Hold Harmless.................................................16

                                   ARTICLE VI

                                 Indemnification

Section 6.01.   Indemnification...............................................16

                                   ARTICLE VII

                            Miscellaneous Provisions

Section 7.01.   Obligations of Seller.........................................17
Section 7.02.   Repurchase Events.............................................17
Section 7.03.   Depositor Assignment of Repurchased Receivables...............17
Section 7.04.   Transfer to the Issuer........................................17
Section 7.05.   Amendment.....................................................17



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
Section 7.06.   Waivers.......................................................18
Section 7.07.   Notices.......................................................18
Section 7.08.   Costs and Expenses............................................18
Section 7.09.   Representations of the Seller and the Depositor...............18
Section 7.10.   Confidential Information......................................19
Section 7.11.   Headings and Cross-References.................................19
Section 7.12.   GOVERNING LAW.................................................19
Section 7.13.   Counterparts..................................................19
Section 7.14.   Third Party Beneficiary.......................................19
Section 7.15.   No Proceedings................................................19
Section 7.16.   Nonpetition Covenant..........................................19

EXHIBIT A       Subordinated Promissory Note..............................   A-1
SCHEDULE I      Schedule of Receivables...................................   I-1
SCHEDULE II     Receivable File Schedule..................................  II-1
SCHEDULE III    Reconveyance Documents.................................... III-1
SCHEDULE IV     Conduit Documents.........................................  IV-1


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     RECEIVABLES PURCHASE AGREEMENT dated as of November 7, 2003 between HYUNDAI
MOTOR FINANCE COMPANY, a California corporation, as seller (the "Seller"), and HYUNDAI ABS FUNDING CORPORATION, a Delaware corporation, as depositor (the "Depositor").

                                    RECITALS

     WHEREAS, in the regular course of its business, the Seller has purchased certain motor vehicle retail installment sale contracts secured by new and used automobiles, light-duty trucks, vans and minivans from motor vehicle dealers;

     WHEREAS, the Seller and the Depositor wish to set forth the terms pursuant to which such contracts are to be sold by the Seller to the Depositor; and

     WHEREAS, the Depositor intends, concurrently with its purchases from time to time hereunder, to convey all of its right, title and interest in and to $815,463,348.54 of such contracts to Hyundai Auto Receivables Trust 2003-A (the "Issuer") pursuant to a Sale and Servicing Agreement dated as of November 7, 2003 (the "Sale and Servicing Agreement"), by and among the Issuer, the Depositor, the Seller, Hyundai Motor Finance Company, as Servicer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, and the Issuer intends to pledge all of its right, title and interest in such contracts to the Indenture Trustee pursuant to the Indenture.

     NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                               Certain Definitions

     Terms not defined in this Agreement shall have the meanings assigned thereto in the Sale and Servicing Agreement or the Indenture. As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

     "Agreement" shall mean this Receivables Purchase Agreement, as the same may be amended and supplemented from time to time.

     "Closing Date" shall mean November 7, 2003.

     "Conduit Documents" shall mean the documents listed on Schedule IV hereto.

     "Depositor" shall mean Hyundai ABS Funding Corporation, a Delaware corporation, its successors and assigns.

     "Indemnified Losses" shall have the meaning specified in Section 6.01.

     "Indemnified Party" shall have the meaning specified in Section 6.01.

     "Lien Certificate" means with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

     "Purchase Price" means, with respect to any Receivable, an amount equal to the Principal Balance of such Receivable as of the Cutoff Date.

     "Receivable" shall mean any Contract listed on Schedule I hereto (which Schedule may be in the form of microfiche).

     "Reconveyance Documents" shall mean the documents listed on Schedule III hereto.

     "Registrar of Titles" means with respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

     "Repurchase Event" shall have the meaning specified in Section 7.02.

     "Sale and Servicing Agreement" shall have the meaning set forth in the recitals.

     "Schedule of Receivables" shall mean the list of Receivables annexed hereto as Schedule I.

     "Seller" shall mean Hyundai Motor Finance Company, a California corporation, its successors and assigns.

     "Subordinated Promissory Note" shall have the meaning specified in Section 2.01(a).

     "Transfer Date" shall mean the Closing Date.

     "Transfer Tax" shall have the meaning specified in Section 3.02(b)(xlvii).

     "Underwriting Agreement" means the Underwriting Agreement dated October 29, 2003, relating to Hyundai Auto Receivables Trust 2003-A among the Depositor, HMFC and Banc One Capital Markets, Inc., on behalf of itself and as Representative of the Several Underwriters.

                                   ARTICLE II

                            Conveyance of Receivables

     Section 2.01. Conveyance of Receivables.


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     (a) In consideration of the Depositor's delivery to or upon the order of the Seller on the Closing Date of $746,005,376.15 and a subordinated revolving credit note of the Depositor in the form of Exhibit A attached hereto (the "Subordinated Promissory Note") in a principal amount equal to $69,457,972.39, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Depositor, without recourse (subject to the obligations of the Seller herein) all right, title, and interest of the Seller in and to:

          (i) the Receivables and all moneys received thereon on or after the Cutoff Date;

          (ii) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

          (iii) any Liquidation Proceeds and any other proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors, including any vendor's single interest or other collateral protection insurance policy;

          (iv) any property that shall have secured any Receivable and that shall have been acquired by or on behalf of the Seller;

          (v) all documents and other items contained in the Receivable Files;

          (vi) all proceeds from any Receivable repurchased by a Dealer pursuant to a Dealer Agreement; and

          (vii) the proceeds of any and all of the foregoing.

The Depositor shall make payment in respect of the Purchase Price upon demand by the Seller.

     (b) The outstanding principal amount of the Subordinated Promissory Note shall bear interest at a rate per annum equal to the prime rate as published on such day (or, if not then published, on the most recently preceding day) in The Wall Street Journal as the "Prime Rate." Changes in the rate payable hereunder shall be effective on each day on which a change in the Prime Rate is published. On each Payment Date, the Depositor shall repay the accrued interest on, and principal amount of, the Subordinated Promissory Note as and to the extent of any amounts received by the Depositor from proceeds of collections of Receivables, subject, however, to the prior right of the Issuer to receive payments out of the collections pursuant to this Agreement.

     (c) [Reserved]

     (d) The Seller and the Depositor intend that the transfer of assets by the Seller to the Depositor pursuant to this Agreement be a sale of the ownership interest in such assets to the Depositor, rather than the mere granting of a security interest to secure a borrowing. In the


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event, however, that such transfer is deemed not to be a sale but to be of a mere security interest to secure a borrowing or such transfer is otherwise not effective to sell the Receivables and other property described in Section 2.01(a) hereof, the Seller shall be deemed to have hereby granted to the Depositor a perfected first priority security interest in all such assets, and this Agreement shall constitute a security agreement under applicable law. Pursuant to the Sale and Servicing Agreement and Section 7.04 hereof, the Depositor may sell, transfer and assign to the Issuer (i) all or any portion of the assets assigned to the Depositor hereunder, (ii) all or any portion of the Depositor's rights against the Seller under this Agreement and (iii) all proceeds thereof. Such assignment may be made by the Depositor with or without an assignment by the Depositor of its rights under this Agreement, and without further notice to or acknowledgement from the Seller. The Seller waives, to the extent permitted under applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the Depositor or any assignee of the Depositor relating to such action by the Depositor in connection with the transactions contemplated by the Sale and Servicing Agreement.

     Section 2.02. The Closing. The sale and purchase of the Receivables shall take place at a closing at the offices of Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, New York 10022, on the Closing Date, simultaneously with the closing under (a) the Sale and Servicing Agreement, (b) the Indenture and (c) the Trust Agreement.

                                  ARTICLE III

                         Representations and Warranties

     Section 3.01. Representations and Warranties of Depositor. The Depositor hereby represents and warrants as follows to the Seller and the Indenture Trustee as of the date hereof and the Transfer Date:

          (a) Organization and Good Standing. The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, including the corporate power, authority and legal right to acquire and sell the Receivables.

          (b) Power and Authority. The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary corporate action.

          (c) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the charter or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound.


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     Section 3.02. Representations and Warranties of Seller.

     (a) The Seller hereby represents and warrants as follows to the Depositor and the Indenture Trustee as of the date hereof and as of the Transfer Date:

          (i) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

          (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

          (iii) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Seller had at all relevant times, and has, full power, authority and legal right to sell, transfer and assign the property sold, transferred and assigned to the Depositor hereby and has duly authorized such sale, transfer and assignment to the Depositor by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Seller is a party have been duly authorized by the Seller by all necessary corporate action.

          (iv) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party and the fulfillment of their respective terms do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or bylaws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement), or violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

          (v) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Seller is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Seller is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Seller is a party.


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


          (vi) Valid Sale, Binding Obligation. This Agreement and the other Basic Documents to which the Seller is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization and similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

          (vii) Chief Executive Office. The chief executive office of the Seller is located at 10550 Talbert Avenue, Fountain Valley, California 92708.

          (viii) No Consents. The Seller is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

          (ix) Seller Information. No certificate of an officer, statement or document furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement, document or report not misleading.

          (x) Ordinary Course. The transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party are in the ordinary course of the Seller's business.

          (xi) Solvency. The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Receivables, nor does the Seller contemplate any pending insolvency.

          (xii) Legal Compliance. The Seller is not in violation of, and the execution and delivery of this Agreement and the other Basic Documents to which the Seller is a party by it and its performance and compliance with the terms of this Agreement and the other Basic Documents to which the Seller is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's condition (financial or otherwise) or operations or any of the Seller's properties or materially and adversely affect the performance of any of its duties under the Basic Documents.

          (xiii) Creditors. The Seller represents and warrants that it did not sell the Receivables to the Depositor with any intent to hinder, delay or defraud any of its creditors.

          (xiv) No Notice. The Seller represents and warrants that it acquired title to the Receivables in good faith, without notice of any adverse claim.


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


          (xv) Bulk Transfer. The Seller represents and warrants that the transfer, assignment and conveyance of the Receivables by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

     (b) The Seller makes the following representations and warranties with respect to the Receivables, on which the Depositor relies in accepting the Receivables and in transferring the Receivables to the Issuer under the Sale and Servicing Agreement, and on which the Issuer relies in pledging the same to the Indenture Trustee. Such representations and warranties speak as of the execution and delivery of this Agreement as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Depositor, the subsequent sale, transfer and assignment of the Receivables by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

          (i) Characteristics of Receivables. Each Receivable (A) was originated in the United States of America by a Dealer located in the United States of America for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business in accordance with the Seller's Credit and Collection Policy as of the date of origination of the related Receivable, is payable in United States dollars, has been fully and properly executed by the parties thereto, has been purchased by the Seller from such Dealer under an existing Dealer Agreement and has been validly assigned by such Dealer to the Seller, (B) has created or shall create a valid, subsisting and enforceable first priority security interest in favor of the Seller in the Financed Vehicle, which security interest is assignable by the Seller to the Depositor, and by the Depositor to the Issuer, (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (D) provides for fixed level monthly payments (provided that the payment in the last month of the term of the Receivable may be insignificantly different from the level payments) that fully amortize the Amount Financed by maturity and yield interest at the APR and
     (E) amortizes using the simple interest method.

          (ii) Compliance with Law. Each Receivable and the sale of the related Financed Vehicle complied at the time it was originated or made, and at the time of execution of this Agreement complies, in all material respects with all requirements of applicable federal, state and local laws, rulings and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, the Gramm-Leach-Bliley Act, the Texas Consumer Credit Code and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws; and each Dealer has represented to the Seller that such Dealer had all necessary licenses and permits to originate such Receivables.


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


          (iii) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application after the Transfer Date of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          (iv) No Government Obligor. No Receivable is due from the United States of America or any State or any agency, department, subdivision or instrumentality thereof.

          (v) Obligor Bankruptcy. At the Cutoff Date, no Obligor is or has been, since the origination of the related Receivable, the subject of a bankruptcy proceeding.

          (vi) Schedule of Receivables. The information set forth in Schedule I to this Agreement is true and correct in all material respects as of the close of business on the Cutoff Date.

          (vii) Marking Records. By the Transfer Date, the Seller will have caused its computer and accounting records relating to each Receivable to be clearly and unambiguously marked to show that the Receivables have been sold to the Depositor by the Seller and transferred and assigned by the Depositor to the Issuer in accordance with the terms of the Sale and Servicing Agreement and pledged by the Issuer to the Indenture Trustee in accordance with the terms of the Indenture.

          (viii) Computer Tape. The computer tape regarding the Receivables made available by the Seller to the Depositor is complete and accurate in all respects as of the Transfer Date.

          (ix) No Adverse Selection. No selection procedures believed by the Seller to be adverse to the Noteholders or the Certificateholder were utilized in selecting the Receivables.

          (x) Chattel Paper. Each Receivable constitutes chattel paper within the meaning of the UCC as in effect in the state of origination.

          (xi) One Original. There is only one original executed copy of each Receivable.

          (xii) Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the Lien of the related Receivable in whole or in part. None of the terms of any Receivable has been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the related Receivable File. No Receivable has been modified as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.


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


          (xiii) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement, the Sale and Servicing Agreement or the pledge of such Receivable under the Indenture.

          (xiv) Title. It is the intention of the Seller that the transfers and assignments herein contemplated constitute sales of the Receivables from the Seller to the Depositor and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable, other than the Receivables identified in the Reconveyance Documents, has been sold, transferred, assigned or pledged by the Seller to any Person other than to the Depositor or pursuant to this Agreement (or by the Depositor to any other Person other than to the Issuer pursuant to the Sale and Servicing Agreement). Except with respect to the Liens under the Conduit Documents (which such Liens shall be released in accordance with provisions of the Reconveyance Documents), immediately prior to the transfers and assignments herein contemplated, the Seller has good and marketable title to each Receivable free and clear of all Liens, and, immediately upon the transfer thereof, the Depositor shall have good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the transfer thereof from the Depositor to the Issuer pursuant to the Sale and Servicing Agreement, the Issuer shall have good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the pledge thereof from the Issuer to the Indenture Trustee pursuant to the Indenture, the Indenture Trustee shall have a first priority perfected security interest in each Receivable.

          (xv) Security Interest in Financed Vehicle. Immediately prior to its sale, assignment and transfer to the Depositor pursuant to this Agreement, each Receivable shall be secured by a validly perfected first priority security interest in the related Financed Vehicle in favor of the Seller as secured party, or all necessary and appropriate actions have been commenced that will result in the valid perfection of a first priority security interest in such Financed Vehicle in favor of the Seller as secured party. The Lien Certificate for each Financed Vehicle shows, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle such Lien Certificate shall be received within 120 days of the Closing Date and shall show, the Seller named as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, the Seller has received written evidence that such Lien Certificate showing the Seller as first lienholder has been applied for. Each Dealer's security interest in any Receivable originated by such Dealer has been validly assigned by the Dealer to the Seller. The Seller's security interest has been validly assigned to the Depositor pursuant to this Agreement. The Seller has the legal right to repossess or recover by legal process the Financed Vehicle in its name.

          (xvi) All Filings Made. All filings (including UCC filings, except for UCC releases required to be filed in accordance with the Reconveyance Documents) required to be made in any jurisdiction to give the Issuer a first perfected ownership interest in the


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


     Receivables and the Indenture Trustee a first priority perfected security interest in the Receivables have been made.

          (xvii) No Defenses. No Receivable is subject to any right of rescission, setoff, counterclaim, dispute or defense, including the defense of usury, whether arising out of transactions concerning the Receivable or otherwise, and the operation of any terms of the Receivable or the exercise by the Seller or the Obligor of any right under the Receivable will not render the Receivable unenforceable in whole or in part, and no such right of rescission, setoff, counterclaim, dispute or defense, including the defense of usury, has been asserted with respect thereto.

          (xviii) No Default. There has been no default, breach, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 30 days), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing.

          (xix) Insurance. The Seller, in accordance with its customary procedures, has determined that the Obligor has obtained physical damage insurance covering each Financed Vehicle and, under the terms of the related Receivable, the Obligor is required to maintain such insurance and to name the Seller as a loss payee.

          (xx) Final Scheduled Maturity Date. No Receivable has a final scheduled payment date after October 11, 2009.

          (xxi) Certain Characteristics of the Receivables. As of the applicable Cutoff Date, (A) each Receivable had an original maturity of not less than 12 or more than 72 months and (B) no Receivable was more than 5 days past due as of the Cutoff Date.

          (xxii) No Foreign Obligor. All of the Receivables are due from Obligors who are citizens, or legal resident aliens, of the United States of America.

          (xxiii) No Extensions. The number or timing of scheduled payments has not been changed on any Receivable on or before the Closing Date, as applicable, except as reflected on the computer tape delivered in connection with the sale of the Receivables.

          (xxiv) Scheduled Payments. Each Obligor has been instructed to make all scheduled payments to the Post Office Boxes. To the best knowledge of the Seller, each Obligor has paid the entire down payment called for by the contract.

          (xxv) Dealer Agreements. The representations and warranties of the Dealer in the Dealer Agreement with respect to each Receivable purchased by the Seller pursuant to such Dealer Agreement were true and correct in all material respects as of the date the Seller acquired such Receivable from that Dealer.

          (xxvi) No Fleet Sales. No Receivable has been included in a "fleet" sale (i.e., a sale to any single Obligor of more than five Financed Vehicles).

          (xxvii) Receivable Files Complete. There exists a Receivable File pertaining to each Receivable and such Receivable File contains, without limitation, (A) a fully executed original of the Receivable, (B) a certificate of insurance, application form for insurance signed by the Obligor, or a signed representation letter from the Obligor named in the Receivable pursuant to which the Obligor has agreed to obtain physical damage insurance for the related Financed Vehicle, (C) the original Lien Certificate or application therefor together with an assignment of the Lien Certificate executed by such Dealer to the Seller, (D) an original credit application signed by the Obligor and (E) the other documents that are set forth on Schedule II hereto. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form described in clauses (A), (B), (C), (D) and
     (E) above have been properly filled in and each form has otherwise been correctly prepared. Notwithstanding the above, the complete Receivable File for each Receivable, (x) shall fulfill the documentation requirements of the Seller's Credit and Collection Policy as in effect on the date of origination of such Receivable and (y) is in possession of the Servicer on the Transfer Date. The blanket power of attorney granted to the Indenture Trustee and the original Lien Certificate are the only documents necessary to permit the Indenture Trustee to submit the Lien Certificate for each Financed Vehicle for retitling in the name of the Indenture Trustee as secured party in the event such retitling were required or otherwise permitted under the Basic Documents.

          (xxviii) No Fraud or Misrepresentation. Each Receivable was originated by a Dealer and was sold by the Dealer to the Seller, to the best of the Seller's knowledge, without fraud or misrepresentation on the part of such Dealer in either case.

          (xxix) Receivables Not Assumable. No Receivable is assumable by another person in a manner which would release the Obligor thereof from such Obligor's obligations to the Seller with respect to such Receivable.

          (xxx) No Impairment. The Seller has not done anything to convey any right to any person that would result in such person having a right to payments due under a Receivable or otherwise to impair the rights of the Depositor in any Receivable or the proceeds thereof.

          (xxxi) Tax Liens. There is no Lien against any Financed Vehicle for delinquent taxes.

          (xxxii) No Corporate Obligor. All of the Receivables are due from Obligors who are natural persons.

          (xxxiii) No Liens. No Liens or claims have been filed for work, labor, or materials relating to a Financed Vehicle that are prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the related Receivable.

          (xxxiv) Servicing. Each Receivable has been serviced in conformity with all applicable laws, rules and regulation and in conformity with the Seller's policies and procedures which are consistent with customary, prudent industry standards.

          (xxxv) APR. No Receivable has an APR of less than 0.00% and the weighted average coupon on the pool of Receivables is at least 7.296%.

          (xxxvi) Remaining Term. Each Receivable has a remaining term of at least 3 months and no more than 72 months.

          (xxxvii) Original Term. The weighted average original term for the Receivables is at least 62.3 months.

          (xxxviii) Remaining Balance. Each Receivable has a remaining balance of at least $2,013.03 and not greater than $38,824.90.

          (xxxix) New Vehicles. At least 95.36% of the aggregate principal balance of the Receivables is secured by Financed Vehicles which were new at the date of origination.

          (xl) No Advances. No advances have been made to Obligors in order to meet any representation and warranties herein set forth.

          (xli) No Repossessions. No Financed Vehicle has been repossessed on or prior to the applicable Transfer Date.

          (xlii) No Omissions. There have been no material omissions or misstatements in any document provided or statement made to the Depositor concerning the Receivables by or on behalf of the Seller in connection with the transactions contemplated by this Agreement.

          (xliii) No Proceedings Pending. As of the Cutoff Date, there are no proceedings pending, or to the best of the Seller's knowledge, threatened, wherein the Obligor or any governmental agency has alleged that any Receivable is illegal or unenforceable.

          (xliv) Dealer Agreements. Each Dealer from whom the Seller purchases Receivables has entered into a Dealer Agreement with the Seller providing for the sale of Receivables from time to time by such Dealer to the Seller.

          (xlv) Receivable Obligations. The Seller has duly fulfilled all obligations to be fulfilled on its part under or in connection with the origination, acquisition and assignment of the Receivables. To the best of the Seller's knowledge, no notice to or consent from any Obligor is necessary to effect the acquisition of the Receivables by the Indenture Trustee.

          (xlvi) Taxes. The sale, transfer, assignment and conveyance of the Receivables by the Seller pursuant to this Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Seller, the Issuer or the Indenture Trustee to any federal, state or local government ("Transfer Taxes") other than Transfer Taxes which have or will be paid by the Seller as due. In the event the Issuer or the Indenture Trustee receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Receivables, on written demand by the Issuer or the Indenture Trustee, or upon the Seller's otherwise being given notice thereof by the Issuer or the Indenture Trustee, the Seller shall pay, and otherwise indemnify and hold the Issuer and the Indenture Trustee harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Noteholders, the Indenture Trustee and the Issuer shall have no obligation to pay such Transfer Taxes).

          (xlvii) Computer Tape. The computer tape from which the selection of the Receivables being acquired on the Closing Date was made available to the accountants that are providing a comfort letter to the Noteholders in connection with the numerical information regarding the Receivables and the Notes.

          (xlviii) No Future Disbursement. At the time each Receivable was acquired from the Dealer, the Amount Financed was fully disbursed. There is no requirement for future advances of principal thereunder, and, other than in connection with Dealer participations, all fees and expenses in connection with the origination of such Receivable have been paid.

          (xlix) Physical Damage Insurance Policy. In connection with the purchase of each Receivable, the Seller required the related Dealer to furnish evidence that the related Financed Vehicle was covered by a physical damage insurance policy (i) in an amount at least equal to the lesser of (a) the actual cash value of the related Financed Vehicle or (b) the unpaid principal balance owing on such Receivable, (ii) naming the Seller as a loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage.

          (l) Dealer Agreement. The Dealer that sold each Receivable to the Seller has entered into the Dealer Agreement and such Dealer Agreement, together with the assignment and related documentation signed by the Dealer, constitutes the entire agreement between the Seller and the related Dealer with respect to the sale of such Receivable to the Seller. Each such Dealer Agreement is in full force and effect and is the legal, valid and binding obligation of such Dealer; there have been no material defaults by such Dealer or by the Seller under such Dealer Agreement; the Seller has fully performed all of its obligations under such Dealer Agreement; the Seller has not made any statements or representations to such Dealer (whether written or oral) inconsistent with any term of such Dealer Agreement; the Purchase Price (as specified in the applicable Dealer Agreement) for such Receivable has been paid in full by the Seller; there is no other payment of principal due to such Dealer from the Seller for the purchase of such Receivable; such Dealer has no right, title or interest in or to any Receivable; there is no prior course of dealing between such Dealer and the Seller which will materially and adversely affect the terms of such Dealer Agreement; and any payment owed to such Dealer by the Seller is a corporate obligation of the Seller.

          (li) Condition of Financed Vehicle. Each Receivable requires the Obligor to maintain the related Financed Vehicle in good and workable order.

          (lii) Condition of Financed Vehicle as of Transfer Date. To the best of the Seller's knowledge, each Financed Vehicle was properly delivered to the related Obligor in good repair, without defects and in satisfactory order, and each Financed Vehicle is in good operating condition and repair as of the Transfer Date.

          (liii) Business of Obligor. To the best of the Seller's knowledge, no Obligor is a Person involved in the business of leasing or selling equipment of a type similar to the Financed Vehicles.

          (liv) No Consumer Leases. No Receivable constitutes a "consumer lease" under either (a) the UCC as in effect in the jurisdiction whose law governs the Receivable or (b) the Consumer Leasing Act, 15 USC 1667.

          (lv) Balance as of Cutoff Date. The aggregate principal balance of the Receivables as of the Cutoff Date is equal to $815,463,348.54.

          (lvi) Prepayment or Termination. No Receivable permits early termination or prepayment unless the amount to be paid by or on behalf of the Obligor in respect of such prepayment or termination is at all times equal to or in excess of what the related Purchase Amount would be.

                                   ARTICLE IV

                                   Conditions

     Section 4.01. Conditions to Obligation of the Depositor. The obligation of the Depositor to purchase the Receivables is subject to the satisfaction of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct on the Transfer Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Transfer Date.

          (b) Computer Files Marked. The Seller shall, at its own expense, on or prior to the Transfer Date, indicate in its computer files that the Receivables have been sold to the Depositor pursuant to this Agreement and deliver to the Depositor the Schedule of Receivables, certified by the Seller's President, a Vice President or the Treasurer to be true, correct and complete.

          (c) Documents To Be Delivered by the Seller on the Transfer Date.

               (i) Evidence of UCC Filing. On or prior to the Transfer Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement, in each jurisdiction in which required by applicable law, naming the Seller as debtor and naming the Depositor as secured party, describing the Receivables and the other assets assigned to the Depositor pursuant to Section 2.01 hereof, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of the Receivables and such other assets to the Depositor. The Seller shall deliver to the

          Depositor a file-stamped copy or other evidence satisfactory to the Depositor of such filing on or prior to the Transfer Date.

               (ii) Other Documents. Such other documents as the Depositor may reasonably request.

          (d) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement, the Indenture and the Trust Agreement to be consummated on the Transfer Date shall be consummated on such date.

     Section 4.02. Conditions to Obligation of the Seller. The obligation of the Seller to sell the Receivables to the Depositor is subject to the satisfaction of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of the Depositor hereunder shall be true and correct on the Transfer Date with the same effect as if then made, and the Depositor shall have performed all obligations to be performed by it hereunder on or prior to the Transfer Date.

          (b) Receivables Purchase Price. On the Transfer Date, the Depositor shall have delivered to the Seller the Purchase Price specified in Section 2.01.

                                    ARTICLE V

                             Covenants of the Seller

     The Seller agrees with the Depositor and the Indenture Trustee as follows:

     Section 5.01. Protection of Right, Title and Interest.

     (a) Filings. The Seller shall cause, at its own expense, all financing statements and continuation statements and any other necessary documents (other than the costs to re-title the Financed Vehicles in order to name a party other than the Seller as lienholder) covering the right, title and interest of the Seller, the Depositor, the Trust and the Indenture Trustee, respectively, in and to the Receivables and the other property included in the Trust Estate to be promptly filed and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Depositor hereunder, the Trust under the Sale and Servicing Agreement and the Indenture Trustee under the Indenture in and to the Receivables and the other property included in the Trust Estate. The Seller shall deliver to the Depositor and the Indenture Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Depositor shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

     (b) Name Change. If the Seller makes any change in its name, identity or corporate structure that would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Seller shall give the Depositor, the Indenture Trustee and the Owner Trustee written notice thereof at least 45 days prior to such change and shall promptly file such financing statements or amendments as may be necessary to continue the perfection of the Depositor's interest in the property conveyed pursuant to
Section 2.01.

     Section 5.02. Other Liens or Interests. Except for the conveyances hereunder and pursuant to the Basic Documents, the Seller shall not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume, or suffer to exist any Lien on, or any interest in, to or under the Receivables, and the Seller shall defend the right, title and interest of the Depositor, the Trust and the Indenture Trustee in, to and under the Receivables against all claims of third parties claiming through or under the Seller.

     Section 5.03. Costs and Expenses. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Depositor's, the Issuer's and the Indenture Trustee's right, title and interest in and to the Receivables and the other property included in the Trust Estate.

     Section 5.04. Hold Harmless. Seller shall protect, defend, indemnify and hold the Depositor and the Issuer and their respective assigns and their attorneys, accountants, employees, officers and directors harmless from and against all losses, liabilities, claims, damages and expenses of every kind and character, as incurred, resulting from or relating to or arising out of (i) the inaccuracy, nonfulfillment or breach of any representation, warranty, covenant or agreement made by Seller in this Agreement, (ii) any legal action, including, without limitation, any counterclaim, that has either been settled by the litigants (which settlement, if Seller is not a party thereto shall be with the consent of Seller) or has proceeded to judgment by a court of competent jurisdiction, in either case to the extent it is based upon alleged facts that, if true, would constitute a breach of any representation, warranty, covenant or agreement made by Seller in this Agreement, (iii) any actions or omissions of Seller or any employee or agent of Seller or any Dealer occurring prior to the Transfer Date with respect to any of the Receivables or Financed Vehicles or
(iv) any failure of a Receivable to be originated in compliance with all requirements of law. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

                                   ARTICLE VI

                                 Indemnification

     Section 6.01. Indemnification.

     Without limiting any other rights any such Person may have hereunder or under applicable law, the Seller hereby indemnifies and holds harmless the Depositor and its officers, directors, agents and employees (each an "Indemnified Party") from and against any and all damages, losses, claims, liabilities, penalties, costs and expenses (including reasonable attorneys' fees and court costs) (all of the foregoing collectively, the "Indemnified Losses") at any time imposed on or incurred by any Indemnified Party arising out of or otherwise relating to this Agreement, the transactions contemplated hereby or the acquisition of any of the Receivables, or any action taken or omitted by any of the Indemnified Parties, whether arising by reason of the acts to be performed by the Seller hereunder or otherwise, excluding only Indemnified Losses to the extent (a) such Indemnified Losses resulted from gross negligence or willful misconduct of the Indemnified Party seeking indemnification, (b) due to the financial inability of the Obligor to pay a Receivable and for which reimbursement would constitute recourse to the Seller for uncollectible Receivables or (c) such Indemnified Losses include taxes on, or measured by, the overall net income of the Depositor or any other Indemnified Party.

                                   ARTICLE VII

                            Miscellaneous Provisions

     Section 7.01. Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

     Section 7.02. Repurchase Events. The Seller hereby covenants and agrees with the Depositor for the benefit of the Depositor, the Indenture Trustee, the Issuer, the Owner Trustee, the Certificateholder and the Noteholders that the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.02(b), without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein, with respect to any Receivable shall constitute an event obligating the Seller to repurchase such Receivables if the interests of the Depositor, the Indenture Trustee, the Owner Trustee, the Issuer and the Securityholders are materially and adversely affected by such breach (each, a "Repurchase Event"), at the Purchase Amount, from the Depositor or from the Issuer, as applicable, unless any such breach shall have been cured by the last day of the first Collection Period following the discovery or notice thereof by or to the Seller or the Servicer. The repurchase obligation of the Seller shall constitute the sole remedy available to the Depositor, the Indenture Trustee, the Owner Trustee, the Issuer and the Securityholders against the Seller with respect to any Repurchase Event.

     Section 7.03. Depositor Assignment of Repurchased Receivables. With respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Depositor shall assign, without recourse, representation or warranty, to the Seller all of the Depositor's right, title and interest in and to such Receivables and all security and documents relating thereto.

     Section 7.04. Transfer to the Issuer. The Seller acknowledges and agrees that (1) the Depositor will, pursuant to the Sale and Servicing Agreement, transfer and assign the Receivables and assign its rights under this Agreement with respect thereto to the Issuer and, pursuant to the Indenture, the Issuer will pledge the Receivables to the Indenture Trustee, and (2) the representations and warranties contained in this Agreement and the rights of the Depositor under this Agreement, including under Section 7.02, are intended to benefit the Issuer, the Noteholders and the Certificateholder. The Seller hereby consents to such transfers and assignments and agrees that enforcement of a right or remedy hereunder by the Indenture Trustee, the Owner Trustee or the Issuer shall have the same force and effect as if the right or remedy had been enforced or executed by the Depositor.

     Section 7.05. Amendment. This Agreement may be amended from time to time, with prior written notice to the Rating Agencies but without the consent of the Noteholders or the Certificateholder, by a written amendment duly executed and delivered by the Seller and the

Depositor, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholder; provided that such amendment shall not, as evidenced by an Opinion of Counsel, materially and adversely affect the interest of any Noteholder or Certificateholder. This Agreement may also be amended by the Seller and the Depositor, with prior written notice to the Rating Agencies and the prior written consent of Holders of Notes evidencing at least a majority of the Outstanding Amount of the Notes and Holders of Certificates evidencing at least a majority of the Certificate Balance (excluding, for purposes of this Section 7.05, Certificates held by the Seller or any of its affiliates), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholder; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of Noteholders or the Certificateholder or (ii) reduce the aforesaid percentage of the Notes or the Certificates that is required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and Certificates.

     Section 7.06. Waivers. No failure or delay on the part of the Depositor, the Issuer or the Indenture Trustee in exercising any power, right or remedy under this Agreement or the Bill of Sale shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

     Section 7.07. Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to: (1) in the case of the Seller, Hyundai Motor Finance Company, 10550 Talbert Avenue, Fountain Valley, California 92708,
Attention: Vice President, Finance, with a copy to General Counsel; (2) in the case of the Depositor, Hyundai ABS Funding Corporation, 10550 Talbert Avenue, Fountain Valley, California 92708, Attention: Vice President and Secretary, with a copy to General Counsel; (3) in the case of Moody's, Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007; (4) in the case of Standard & Poor's, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street (40th Floor), New York, New York 10041, Attention: Asset Backed Surveillance Department; (5) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, New York 10004;or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     Section 7.08. Costs and Expenses. The Seller shall pay all expenses incident to the performance of its obligations under this Agreement and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Depositor, in connection with the perfection as against third parties of the Depositor's, the Issuer's and the Indenture Trustee's right, title and interest in and to the Receivables and the enforcement of any obligation of the Seller hereunder.

     Section 7.09. Representations of the Seller and the Depositor. The respective agreements, representations, warranties and other statements by the Seller and the Depositor set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section 2.02 and the transfers and assignments referred to in Section 7.04.

     Section 7.10. Confidential Information. The Depositor agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors, except to enforce the Depositor's rights hereunder, under the Receivables, under the Sale and Servicing Agreement or any other Basic Document, or as required by any of the foregoing or by law.

     Section 7.11. Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to section names or numbers are to such Sections of this Agreement.

     Section 7.12. GOVERNING LAW. THIS AGREEMENT AND THE ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER OR THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 7.13. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 7.14. Third Party Beneficiary. The Indenture Trustee is an express third party beneficiary of this Agreement and shall be entitled to enforce the provisions of this Agreement as if it were a party hereto.

     Section 7.15. No Proceedings. So long as this Agreement is in effect, and for one year plus one day following its termination, the Seller agrees that it will not file any involuntary petition or otherwise institute any bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy law or similar law against the Trust.

     Section 7.16. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Seller shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Depositor, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date and year first above written.

                                           HYUNDAI MOTOR FINANCE COMPANY


                                           By: /s/ David A. Hoeller
                                               ---------------------------------
                                               Name: David A. Hoeller
                                               Title: Vice President, Finance


                                           HYUNDAI ABS FUNDING CORPORATION


                                           By: /s/ David A. Hoeller
                                               ---------------------------------
                                               Name: David A. Hoeller
                                               Title: Vice President & Secretary

                                                                       EXHIBIT A

                          Subordinated Promissory Note

November 7, 2003

     FOR VALUE RECEIVED, HYUNDAI ABS FUNDING CORPORATION ("Depositor"), hereby promises to pay to the order of HYUNDAI MOTOR FINANCE COMPANY ("Seller"), at the principal office of Seller at 10550 Talbert Avenue, Fountain Valley, California, or at such other place as Seller may designate from time to time, the unpaid principal amount hereof, together with accrued interest thereon at a rate per annum equal to the prime rate as published on such day (or, if not then published, on the most recently preceding day) in The Wall Street Journal as the "Prime Rate" (changes in the rate payable hereunder shall be effective on each day on which a change in the Prime Rate is published), in lawful money of the United States of America and in immediately available funds, on the sixtieth
(60th) day after the termination of the Purchase Agreement referred to below or, if such sixtieth (60th) day is not a Business Day, on the first Business Day thereafter (such sixtieth (60th) day or later Business Day being referred to as the "Maturity Date"), together with costs of collection and reasonable attorney's fees incurred by Seller in the collection of the indebtedness evidenced hereby. Except as otherwise defined herein, capitalized terms used herein and defined in the Receivables Purchase Agreement dated as of November 7, 2003 between Depositor and Seller (as amended and modified or supplemented from time to time the "Purchase Agreement") shall be used herein as so defined. Interest shall be computed hereunder for the actual number of days elapsed on the basis of a year consisting of three hundred sixty five (365) days.

     All accrued interest on the principal amount of this Note will be due and payable on each Settlement Date; provided, however, that on or prior to the Maturity Date, unless Seller instructs Depositor otherwise, such interest may be paid by means of an increase in the amount of the unpaid principal amount hereof by an amount equal to the interest being so paid.

     The principal amount of this Note shall be initially established and thereafter adjusted from time to time in accordance with the terms and conditions of the Purchase Agreement (the terms and conditions of which are hereby incorporated in this Note by this reference) and the terms of this Note. Seller shall record the initial principal amount of this Note, all adjustments thereto and all payments thereof on Schedule A annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, and any such recordation shall, absent manifest error, constitute prima facie evidence of the information so recorded; provided, however, that the failure to so record shall not limit the obligations of Depositor hereunder or under the Purchase Agreement.

     Depositor and, by its acceptance of this Note, Seller hereby acknowledge and agree that any and all payments made or payable in respect of this Note are and shall remain subordinate and junior in right of payment to any right of the seven classes of notes, designated as 1.11% Asset Backed Notes, Class A-1, 1.56% Asset Backed Notes, Class A-2, 2.33% Asset Backed Notes, Class A-3, 3.02% Asset Backed Notes, Class A-4, 2.99% Asset Backed Notes, Class B, 3.19% Asset Backed Notes, Class C, and 4.06% Asset Backed Notes, Class D, issued pursuant to the Indenture, dated as of November 7, 2003 (as amended, supplemented, amended and restated or otherwise modified from time to time), between the Hyundai Auto Receivables Trust 2003-A and Wells Fargo Bank Minnesota, National Association and the Hyundai Auto Receivables Trust 2003-A Asset Backed Trust Certificates, issued pursuant to the Amended and Restated Trust Agreement, dated as of November 7, 2003 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Trust Agreement"), between the Depositor and Wilmington Trust Company, acting not in its individual capacity but solely as owner trustee under the Trust Agreement, to receive any payment by the Depositor thereunder. Depositor shall have the right to pay all or any part of the unpaid principal amount of this Note without premium or penalty at any time; provided, that interest shall be paid on the amount repaid to and including the date of repayment.

     Depositor hereby waives presentment, diligence, notice of dishonor, payment, demand, protest, notice of protest, notice of nonpayment and all other demands and notices of every kind in connection with the delivery, acceptance, performance and enforcement of this Note and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demands hereunder. Depositor and, by its acceptance of this Note, Seller also assent to extension of the time of payment, forbearance or other indulgence without notice.

     This Note applies to, inures to the benefit of, and binds the successors and assigns of, Depositor and Seller. Neither Depositor nor Seller may assign any duties or obligations hereunder without the prior written consent of the other party. THIS NOTE IS MADE UNDER, AND ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS NOTE SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     On the first Business Day after the Maturity Date at the close of business of which all principal and accrued interest owing on this Note have been paid in full, this Note will be surrendered to Depositor for cancellation.

     IN WITNESS WHEREOF, Depositor has executed and delivered this Note by its duly authorized officer as of the day hereof.

                                           HYUNDAI ABS FUNDING CORPORATION


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                      ANNEX I to
                                                                       EXHIBIT A

                                     ANNEX A

                            REVOLVING PROMISSORY NOTE

                                     UNPAID
                                    PRINCIPAL
       INCREASE IN   DECREASE IN     AMOUNT
        PRINCIPAL     PRINCIPAL       AFTER        REASON FOR     NOTATION
DATE      AMOUNT        AMOUNT     ADJUSTMENT      ADJUSTMENT*     MADE BY
----   -----------   -----------   ----------   ---------------   --------
                                   $            Initial Balance

----------
*    Describe or use appropriate code specified below:

     A=increase in lieu of cash payment of interest
     B=increase/decrease pursuant to Section 1.2 of the Purchase and Sale Agreement
     C=decrease due to payment of principal

                                                                      SCHEDULE I

                             Schedule of Receivables

                    [To be delivered to the Trust at Closing]

                                                                     SCHEDULE II

                            Receivable File Schedule

1. All documents obtained or created in connection with the credit investigation.

2. All Obligor records including without limitation (i) file copy of Receivable; (ii) copy of Dealer assignment (if applicable) and any intervening assignments; (iii) warranty copy (if applicable); (iv) credit life insurance policy (if applicable); (v) proof of auto insurance or obligor agreement to provide such insurance; (vi) title application; (vii) contract verification sheet; and (viii) original application.

3.   Original document envelope together with all documents maintained therein.

4. Any and all other documents that the Servicer shall keep on file in accordance with its customary procedures relating to a Receivable, an Obligor or a Financed Vehicle.

                                                                    SCHEDULE III

                             Reconveyance Agreements

Reconveyance and Release Agreement dated as of November 7, 2003 among Hyundai BC Funding Corporation, Societe Generale, Amsterdam Funding Corporation, Asset One Securitization, L.L.C. and Sheffield Receivables Corporation

Receivables Transfer Agreement and Assignment, dated as of November 7, 2003 between Hyundai Motor Finance Company and Hyundai BC Funding Corporation

                                                                     SCHEDULE IV

                                Conduit Documents

Purchase and Sale Agreement dated as of January 17, 2000, as amended, between Hyundai Motor Finance Company and Hyundai BC Funding Corporation

Second Amended and Restated Receivables Purchase Agreement dated as of July 23, 2002, as amended, among Hyundai BC Funding Corporation, Hyundai Motor Finance Company, Amsterdam Funding Corporation, Asset One Securities, L.L.C., Sheffield Receivables Corporation, ABN AMRO Bank N.V., Barclays Bank PLC and Societe Generale